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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2007

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                     001-31648                 74-2806888
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)           Identification No.)


                        4601 College Boulevard, Suite 300
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 9.01  Financial Statements and Exhibits.

     (d) The following documents are filed with reference to and are hereby incorporated by reference as exhibits to the Registration Statement on Form S-3 (File No. 333-141319) of Euronet Worldwide, Inc. which became automatically effective on March 15, 2007.

Exhibit
Number          Description

5.1        Opinion of Stinson Morrison Hecker LLP
23.1       Consent of KPMG LLP
23.2       Consent of Stinson Morrison Hecker LLP (included in Exhibit 5.1)




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 EURONET WORLDWIDE, INC.


                                 By: /s/ Jeffrey B. Newman
                                     -----------------------------------
                                     Jeffrey B. Newman
                                     Executive Vice President - General Counsel

Date:  March 23, 2007


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                                  EXHIBIT INDEX

 Exhibit
 Number                        Description
 ------                        -----------

  5.1    Opinion of Stinson Morrison Hecker LLP
  23.1   Consent of KPMG LLP
  23.2   Consent of Stinson Morrison Hecker LLP (included in
         Exhibit 5.1)